CONSENT OF INDEPENDENT AUDITORS







         We consent to the incorporation by reference in this Registration Statement of Nittany Financial Corp. on Form S-8 of our report dated February 8, 2002, incorporated by reference in the Annual Report on Form 10- KSB of Nittany Financial Corp. for the year ended December 31, 2001.



                                                     /s/S.R. Snodgrass, A.C.
                                                     ---------------------------
                                                     S.R. Snodgrass, A.C.


June 3, 2002

Wexford, Pennsylvania